Exhibit 99.1

American Physicians Capital, Inc. August, 2005 Frank H. Freund Chief Financial Officer R. Kevin Clinton President & CEO Ann Storberg VP, Investor Relations

Forward-Looking Statements Certain statements made by American Physicians Capital, Inc. during this presentation may constitute forward- looking statements within the meaning of the federal securities laws. When we use words such as "will," "should," "believes," "expects," "anticipates," "estimates" or similar expressions, we are making forward-looking statements. While we believe any forward-looking statements we have made are reasonable, they are subject to risks and uncertainties, and actual results could differ materially. These risks and uncertainties include, but are not limited to, the following: the potential inadequacy of our loss and loss adjustment expense reserves, which could require us to make an adjustment to the level of these reserves and that may materially and adversely impact the results of operations for the period any such adjustment is made; a deterioration in the current accident year experience could result in a portion or all of our deferred policy acquisition costs not being recoverable, which would result in a charge to income; unforeseen costs or the need for additional reserve enhancements associated with our exit from the workers' compensation; substantial jury awards against our insureds could impose liability on us exceeding our policy limits or the funds we have reserved for the payment of claims; increased pressures on premium rates and our potential inability to obtain rate increases; changes in competitive conditions; the passing of tort reform at a national level may have a material adverse impact on our results of operations pertaining to certain markets that currently have tort reform in place at the state level; an unanticipated increase in claims frequency or severity patterns; our potential inability to obtain adequate and affordable reinsurance coverage from creditworthy reinsurers; our potential inability to collect the full amount of our reinsurance recoverables from reinsurers experiencing financial difficulties, which could result in a future charge to income; adverse regulatory and market changes in certain states of operation where our business is concentrated; the loss of our relationships with medical associations; an interruption or change in our principal third-party distribution relationship; the potential insolvency of any of the guaranty associations in which we participate; the potential inability to obtain regulatory approval of rate increases; our potential inability to comply with insurance regulations; a reduction in our A.M. Best Company rating; negative changes in financial market conditions; a significant increase in short-term interest rates; a change in real estate market conditions; a downturn in general economic conditions; and any other factors listed or discussed in the reports filed by APCapital with the Securities and Exchange Commission under the Securities Exchange Act of 1934. APCapital does not undertake, and expressly disclaims any obligation, to update or alter its statements whether as a result of new information, future events or otherwise, except as required by law.

Snapshot of APCapital Medical professional liability insurance carrier Formed as mutual in 1975 by the Michigan State Medical Society (MSMS) Demutualized in December 2000 (IPO) Endorsed by MSMS, Michigan Osteopathic Association and the New Mexico Medical Society Headquartered in East Lansing, MI Focus on individual and small physicians groups

Snapshot of APCapital Approximately 8,900 policies in-force at June 30, 2005 Marketing in primarily 5 states with a focus on the upper Midwest region Medical liability direct premiums written totaled $83.8 million in the first six months of 2005 and $203 million in 2004 Assets totaled $1.1 billion at June 30, 2005 NASDAQ: ACAP Market cap $345 million1 1As of August 11, 2005

31% 30% 18% 12% >1% 6% >1% 1% Distribution of Direct Premiums Written (DPW)* for the twelve months ended June 30, 2005 Exited Florida and exiting Nevada Strong Midwest Base Core states produced 97% of DPW >1% >1% *Excludes premium produced from Physicians Insurance Co. in Florida

Internal Growth Growth History in Core States Growth through Acquisition Acquired KY Medical Insurance Co. 1996 Merged with NM Physicians Mutual Liability Co. 1997

1st 5th Well Positioned in Market Core States 1st 2nd 4th 1Based on 2004 direct premiums written from Thomson Financial/One Source Market Share Rankings1

Key Components of our Strategic Plan Focus on return on equity Strong management team Rate adequacy Stringent underwriting practices Strong reserves Aggressive claims management Focus on medical professional liability in core markets Exit unprofitable markets and lines of business Florida and Nevada Workers' compensation and health; effective June 30, 2005 all remaining policies have expired

Strong Management Team Name Title Years of Industry Experience Year Joined APCapital Kevin Clinton FCAS President & CEO 27 2001 Frank Freund CPA Chief Financial Officer 23 1997 Annette Flood RN, JD Chief Operating Officer 19 2001 Kevin Dyke FCAS VP, Actuarial 12 2002 Nancy Fitzgerald LPN, CPHQ VP, Risk Management 16 2002 Rhonda Fossitt CPCU, RPLU VP, Underwriting 26 2002 Cathy Shutack BS, RRT VP, Claims 16 2002

Aggressively Raised Rates Cumulative Rate Increases Since 1/1/2000 2000 2001 2002 2003 2004 2005* East 0.07 0.2038 0.5408 1.003 1.4437 1.6025 *Estimated

Rate Increases by State by Year KY OH* MI NM IL 2002 0.42 0.5 0.071 0.35 0.43 2003 0.15 0.842 0.074 0.138 0.3 2004 0.211 0.092 0.135 0.098 0.425 2005 0.236 0.03 0.045 0.09 *Ohio rates effective 11/1/2005 to be determined in 3rd quarter.

Exited unprofitable markets - Florida and Nevada Discontinued writing OH and KY occurrence policies Discontinued writing certain high-risk specialties in high risk areas Lowered maximum policy limits from $10 million to maximum of $2 million; $1 million in high severity areas and specialties Performing on-site visits by risk management Implemented unique underwriting systems Stringent Underwriting

Strong Reserves Jun-03 Sep-03 Dec-03 Mar-04 Jun-04 Sep-04 Dec-04 Mar-05 6/1/2005 Loss & LAE IBNR* 81 114 118 122 141 141 144 154 164 Number of Open Claims 4788 4780 4447 4103 3885 3803 3342 3344 3211 (In millions) *Includes DD&R and ULAE, Excludes PIC - FL (In numbers) PL Loss & LAE IBNR and Open Claims $50M increase since Sept 2003

Strong Reserves 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 East 96500 105900 114000 125200 136300 140400 160000 160800 167300 Medical Professional Liability

Tried 29 cases, won 25 or 86% in the first six months of 2005; Tried 71 cases, won 66 or 93% in 2004 Closed 79% of cases with no indemnity payment in first six months of 2005 Experienced claims staff with an average of 16 years handling claims in professional liability Aggressive Claims Management

All indicators show experience is improving Underwriting and pricing actions are taking hold Reported claim counts are down while net earned premiums remain strong A significant improvement in the accident year loss ratio for medical professional liability. The loss ratio dropped from 122% in 2001 to 81.4% in the first six months of 2005. The Strategic Plan Is Working

Positive Trends Medical Professional Liability Reported Claim Count by Quarter *Includes 76 claims reported by four physicians at the end of their coverage with the company. 1Q02 2Q02 3Q02 4Q02 1Q03* 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 East 767 748 729 774 803 694 631 529 525 459 431 371 404 401

Positive Trends 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 East 26760 28724 33608 34151 34700 32463 38279 38443 42175 43356 43638 43452 41923 40546 Net Premiums Earned by Quarter --- Excluding Florida Medical Professional Liability In thousands

Positive Trends Net Premiums Earned Per Reported Claim --- Excluding Florida 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 East 41296 46554 58045 51124 57641 55209 67631 82319 81893 95498 102920 119046 104027 102648 Medical Professional Liability

Data as of 6/30/05 Underwriting Cycle Medical Professional Liability 1981 1982 1983 1984 1985 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 East 2.61 2.785530691 2.120892607 1.8090756 1.372698892 0.743168638 0.599513194 0.619292292 0.667910039 0.75 0.868196011 1.084221588 0.983010403 0.994366784 1.173270911 1.206210365 1.267365832 1.420764127 1.440093688 1.593375748 1.599590733 1.321787798 1.134817726 1.04473194 1.026

FRANK H. FREUND CHIEF FINANCIAL OFFICER

Second Quarter Significant Events Reversal of Deferred Tax Valuation Allowance, added $41.6 million to net income NCCI Workers' Compensation Allocation Reversal, resulted in $428,000 positive income effect Reclassified Portion of Bond Portfolio from Available-for- Sale to Held-to-Maturity $378.2 million, or 57% of fixed income portfolio classified as held-to-maturity at June 30, 2005 Should reduce impact of changes in interest rates on the Company's book value Remediation of Material Weakness A.M. Best Affirmed its B+ Rating for Key Subsidiaries and Revised its Rating Outlook to Stable from Negative

Financial Highlights APCapital, Inc. Consolidated

Financial Highlights APCapital Consolidated, excluding Other Lines

Reduced Balance Sheet Risk Actions Taken Over Past 18 Months: Reduced reserve volatility by exiting non-core lines of insurance and higher risk specialties/markets Reclassified a portion of fixed income portfolio from available-for-sale to held-to-maturity Sold $24.2 million of real estate investments Liquidated majority of equity portfolio Re-allocated $156 million of portfolio to well structured government agency CMO's with yields ? 6% Maintained 21% cash allocation at June 30, 2005 Commuted Gerling Global reinsurance treaty, resulting in a pre-tax charge of $3.6 million Liquidated high-yield and non-investment grade bonds

High-Quality Investment Portfolio Reduced risk in investment portfolio Improved average rating of bond portfolio: AA at 6/30/05 vs. A at 6/30/04 Average yield on investments: 5.52% at 6/30/05 Maintain a modified duration of 2.46 years 3rd best bond investment performance nationwide according to Ward's* Corporate Bonds Mortgage-backed Securities U.S Government Bonds Other Bonds Cash & Cash Equivalents Other East 0.39 0.25 0.12 0.02 0.21 0.01 *Based on highest 2003 bond yield, minimum net premiums written of $100 million Investments totaled $845.9 million at June 30, 2005

Book Value Growth 3Q03 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 East 24.16 23.89 24.77 22.71 23.54 23.31 22.97 30.12 At Period End Up $7.15 in 2Q05

Capital Allocation Reactivated existing share repurchase program in May 2005 As of June 30, 2005, approximately 197,500 shares available in September 11, 2003 authorization Take advantage of strategic buying opportunities in open market Repurchased 220,800 common shares at an average price of $35.07 in the second quarter of 2005 Look to expand professional liability business in profitable markets through Acquisitions Strategic alliances Investments

Proposed purchasing 23% of PIC-Wisconsin shares Purchase must be approved by Wisconsin Office of the Commissioner of Insurance Hearing tentatively scheduled for September 2005 Why Invest We have similar histories and culture An upper Midwest company focused in a few states Excellent tort environment - Wisconsin is one of the few states the AMA says is not in a crisis. Ties to the Wisconsin State Medical Society Expertise of the markets we are not in Less expensive than trying to grow organically Proposed Investment in PIC-Wisconsin

Why Invest in APCapital Underwriting cycle has turned Experienced management team Turnaround over past two years Continued positive trends

Questions